UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

HORIZON LINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2007, Horizon Lines, Inc. (the “Company”) (i) held a conference call to discuss financial results for the quarter ended March 25, 2007, and (ii) issued a press release and made available its First Quarter 2007 Earnings Release. A copy of the transcript of the conference call is attached as Exhibit 99.1 hereto, a copy of the press release is attached as Exhibit 99.2 hereto, and a copy of the First Quarter 2007 Earnings Release is attached as Exhibit 99.3 hereto, and each is incorporated herein by reference. The press release and the First Quarter 2007 Earnings Release are available on the Company’s website, www.horizonlines.com until May 10, 2007.

ITEM 7.01	REGULATION FD DISCLOSURE

The disclosure contained in Item 2.02 is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS

On April 25, 2007, the Company issued a press release announcing that its Board of Directors has voted to declare a cash dividend on its outstanding shares of common stock of $0.11 per share, payable on June 15, 2007 to all stockholders of record as of the close of business on June 1, 2007.

A copy of this press release is attached as Exhibit 99.4 hereto and is incorporated herein by reference.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: our substantial debt; restrictive covenants under our debt agreements; decreases in shipping volumes; our failure to renew our commercial agreements with Maersk; raising fuel prices; labor interruptions or strikes; job related claims, liability under multi-employer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones-Act competitor; delayed delivery or non-delivery of one or more of our new vessels; increased inspection procedures and tight import and export controls; restrictions on foreign ownership of our vessels; repeal or substantial amendment of the Jones Act; escalation of insurance costs, catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial drydocking costs for our vessels; the loss of our key management personnel; actions by our stockholders; changes in tax laws or in their interpretation or application, adverse tax audits and other tax matters; and legal or other proceedings to which we are or may become subject.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K (including the exhibits hereto) might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 24, 2006 as filed with the SEC or in our prospectus filed with the SEC pursuant to Rule 424(b)(4) on November 17, 2006 for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

NON-GAAP FINANCIAL MEASURES

        This Current Report on Form 8-K includes the financial measures EBITDA, adjusted EBITDA, adjusted operating income, adjusted net income and adjusted earnings per share which are non-GAAP financial measures. EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and certain other adjustments. Adjusted operating income is defined as operating income adjusted to exclude unusual items. Adjusted net income is defined as net income adjusted to exclude unusual items. Adjusted earnings per share is defined as adjusted net income divided by basic shares outstanding. We acknowledge that there are limitations when using EBITDA, adjusted EBITDA, adjusted operating income, adjusted net income or adjusted earnings per share. These financial measures are not recognized terms under GAAP and do not purport to be alternatives to operating income as a measure of operating performance, to net income or net income per share as a measure of earnings or to cash flows from operating activities as a measure of liquidity. Additionally, these financial measures are not intended to be measures of free cash flow for management’s discretionary use, as they do not consider certain cash requirements such as tax payments and debt service requirements. Because all companies do not use identical calculations, these presentations of EBITDA, adjusted EBITDA, adjusted operating income, adjusted net income, and adjusted earnings per share may not be comparable to other similarly titled measures of other companies.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.		Description

99.1	*	Transcript of conference call held on April 26, 2007.

99.2	*	Press release dated April 26, 2007.

99.3	*	First Quarter 2007 Earnings Release.

99.4	*	Press Release dated April 25, 2007

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: May 2, 2007	By:	/s/ M. Mark Urbania
M. Mark Urbania
Senior Vice President, Chief Financial Officer and Assistant Secretary

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